Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Plainfield Enterprises LLC (the "Company") on Form 10-K for the fiscal year ended July 31, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, Alan Ginsberg, the Operating Manager of the Company and performing certain services for the Company commonly performed by the principal executive officer and principal financial officer, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009	/s/ Alan Ginsberg
Alan Ginsberg
Operating Manager (Principal Executive Officer and Principal Financial Officer)